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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                February 9, 2004
                Date of Report (Date of earliest event reported)


                              WCI COMMUNITIES, INC.
               (Exact name of registrant as specified in charter)


           DELAWARE                       1-9186                 59-2857021
(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)         file number)          Identification No.)


                           24301 Walden Center Drive
                         Bonita Springs, Florida 34134
                    (Address of Principal Executive Office)


                                 (239) 947-2600
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

Exhibit  Title
Number

99.1     Press release of WCI Communities, Inc. dated February 9, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 9, 2004 WCI Communities, Inc. issued a press release reporting its 2003 fourth quarter and full-year earnings. A copy of this press release is attached hereto as Exhibit 99.1. The information in Exhibit 99.1 is being furnished pursuant to Item 12 of Form 8-K.

The information being furnished shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. WCI COMMUNITIES, INC.


Dated:  February 10, 2004                      By:    /S/ JAMES P. DIETZ
                                                 ------------------------------
                                                 Name:  James P. Dietz
                                                 Title: Senior Vice President
                                                        Chief Financial Officer


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